UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) – October 27, 2005

Platinum Underwriters Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-31341	98-0416483
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

The Belvedere Building		HM 08
69 Pitts Bay Road		(Zip Code)
Pembroke, Bermuda
(Address of principal executive offices)
(441) 295-7195
(Registrant’s telephone number, including area code)
N/A
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.02. Results of Operations and Financial Condition
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-10.1: AMENDED EMPLOYMENT AGREEMENT
EX-10.2: AMENDED LETTER AGREEMENT
EX-10.3: AMENDED CONSULTING AGREEMENT
EX-99.1: PRESS RELEASE
EX-99.2: FINANCIAL SUPPLEMENT
EX-99.3: PRESS RELEASE

Item 1.01. Entry into a Material Definitive Agreement.
     On October 27, 2005, Platinum Underwriters Holdings, Ltd. (the “Company”) amended and restated its employment agreement with Gregory E.A. Morrison dated June 20, 2003, as amended on January 7, 2004 (the “Amended Employment Agreement”). The term of Mr. Morrison’s employment under the Amended Employment Agreement commenced on October 27, 2005 and shall end on June 1, 2006 (which date may be automatically extended from year to year, unless written notice is provided by the Company or Mr. Morrison, at least thirty days prior to the end of the term, that the term shall not be extended). During the term of his employment under the Amended Employment Agreement, Mr. Morrison shall serve as Vice Chairman of the Board of Directors of the Company (the “Board”) and will continue to serve as a member of the Board until the 2006 annual general meeting of shareholders, and thereafter will continue to serve as a member of the Board subject to his nomination by the Governance Committee of the Board and his election by the shareholders of the Company at the annual general meetings of shareholders. Pursuant to the Amended Employment Agreement, Mr. Morrison resigned as Chief Executive Officer of the Company. The Amended Employment Agreement provides that Mr. Morrison shall receive a salary at the rate of $700,000 per annum until June 1, 2006 and thereafter at a rate of $200,000 per annum. He will be eligible to receive an annual performance bonus in accordance with the terms of the Company’s Annual Incentive Plan in respect of the year ending on December 31, 2005, subject to the approval of the Compensation Committee of the Board. On June 1, 2006, in lieu of any payments in respect of the termination of his employment under his original employment agreement and any bonus in respect of any period following December 31, 2005, Mr. Morrison will be paid $1,200,000 in cash provided that he is still employed by the Company on that date. During the term of the Amended Employment Agreement, Mr. Morrison will also be eligible to receive benefits substantially similar to the employee benefit plans that are generally available to senior executives of the Company, subject to the terms and conditions of such plans, and he shall continue to receive a housing allowance of $25,000 per month through June 1, 2006. Mr. Morrison continues to be subject to non-competition, non-solicitation and confidentiality provisions.
     On October 27, 2005, the Company also amended and restated its letter agreement with Steven H. Newman dated March 1, 2002, as amended on June 14, 2002 (the “Amended Letter Agreement”). The term of the Amended Letter Agreement shall commence on November 1, 2005 and shall end on November 1, 2007 (which date may be automatically extended from year to year, unless written notice is provided by the Company or Mr. Newman, at least six months prior to the end of the term, that the term shall not be extended). Pursuant to the Amended Letter Agreement, the Company shall use its best efforts to nominate Mr. Newman for election to the Board at each annual general meeting of shareholders held during the term of Amended Letter Agreement and to cause Mr. Newman to be appointed Chairman of the Board. The Amended Letter Agreement provides that Mr. Newman, as Chairman of the Board, shall be entitled to receive an annual fee of $275,000 payable in quarterly installments and that the Company shall indemnify Mr. Newman and make permitted advances to him, to the fullest extent permitted by law, if he is made or threatened to be made a party to a proceeding by reason of his being or having been a director of the Company or any of its subsidiaries or affiliates or his having served any other enterprise as a director at the request of the Company. Mr. Newman shall also benefit from any directors and officers insurance coverage maintained by the Company for the benefit of its directors and officers to the same extent as the officers and other directors of the Company so benefit.
     On October 27, 2005, Platinum Underwriters Reinsurance, Inc. (“Platinum US”), a wholly-owned subsidiary of the Company, also amended and restated its consulting agreement with Mr. Newman and SHN Enterprises, Inc. (“SHN”), of which Mr. Newman is the sole shareholder, dated March 1, 2002, as amended on March 12, 2004 and April 27, 2005 (the “Amended Consulting Agreement”). The term of SHN’s consulting services under the Amended Consulting Agreement shall commence on November 1, 2005 and shall end on November 1, 2007 (which date may be automatically extended from year to year, unless written notice is provided by Platinum US or SHN, at least six months prior to the end of the term, that the term shall not be extended). Pursuant to the Amended Consulting Agreement, SHN will be engaged as a consultant to Platinum US and shall perform services as are reasonably requested by Platinum US during the term of the Amended Consulting Agreement. Unless otherwise agreed to by Platinum US, services to be performed by SHN under the Amended Consulting Agreement will be provided by Mr. Newman. The Amended Consulting Agreement provides SHN with a consulting fee at the annual rate of $270,000 and an allowance for office, secretarial and administrative services at the annual rate of $75,000. The Amended Consulting Agreement also provides SHN with twenty hours per year of non-business use of a corporate jet chartered or leased by Platinum US or the Company. Any unused hours may be carried forward to any successive year of the term of the Amended Consulting Agreement and also may be used following any termination of the Amended Consulting Agreement. SHN and Mr. Newman are subject to non-competition, non-solicitation and confidentiality provisions.
     The foregoing descriptions of the Amended Employment Agreement, the Amended Letter Agreement and the Amended Consulting Agreement do not purport to be a complete statement of the parties’ rights and obligations thereunder, and are qualified in their entirety by reference to the Amended Employment Agreement, the Amended Letter Agreement and the Amended Consulting Agreement, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.
Item 2.02. Results of Operations and Financial Condition.
     On October 27, 2005, the Company issued a press release reporting its financial results as of and for the quarter ended September 30, 2005. A copy of the press release, as well as a financial supplement, are furnished herewith as Exhibits 99.1 and 99.2, respectively. The information hereunder is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     The information included pursuant to Item 1.01 is incorporated herein by reference.
     In addition, on October 27, 2005, the Company announced the appointment of Michael D. Price as President and Chief Executive Officer of the Company. Mr. Price will succeed Mr. Morrison, who will become Vice Chairman of the Board, as described in Item 1.01. Mr. Price was also named to the Company’s Board of Directors and to the Executive Committee of the Board.
     Mr. Price, who is 38 years old, was appointed as Chief Operating Officer of the Company in August 2005. Mr. Price was President and Chief Underwriting Officer of Platinum US from November 2002 until July 2005. Prior thereto, Mr. Price was Chief Underwriting Officer of the reinsurance underwriting segment of The St. Paul Travelers Companies, Inc., formerly The St. Paul Companies, Inc., from June 2002 until November 2002. Mr. Price served as Chief Operating Officer of Associated Aviation Underwriters Incorporated, a subsidiary of Global Aerospace Underwriting Managers Ltd. specializing in aerospace insurance, from March 2001 through June 2002. From May 2000 to September 2000, Mr. Price was Chief Underwriting Officer at Swiss Re America Holding Corporation, a reinsurance holding company. He was Senior Vice President and Chief Underwriting Officer of Underwriters Re Group, Inc., a reinsurance holding company, from April 1998 until May 2000.
     Mr. Price signed a letter agreement dated August 4, 2004 with Platinum US (the “Letter Agreement”). The term of Mr. Price’s employment under the Letter Agreement commenced on August 1, 2004 and shall end on August 1, 2009 (which date may be automatically extended from year to year, unless written notice is provided by one party to the other, at least ninety days prior to the end of the term, that the term shall not be extended). Pursuant to the Letter Agreement, Mr. Price receives a base salary at the rate of $750,000 per annum. He is eligible to receive an annual performance bonus, with a range of 0% to 200% of base salary and a target of 100% of base salary, in accordance with the terms of the Company’s Annual Incentive Plan, subject to the approval of the Compensation Committee of the Board. Any such award will be made through the Executive Incentive Plan, which the Company has established as a long-term incentive plan. Pursuant to the Letter Agreement, Mr. Price received a grant of 98,531 Restricted Shares that vest in equal annual installments on each of the first five anniversaries of the date of the agreement, subject to Mr. Price’s continued employment with the Company. The Letter Agreement also provides that Mr. Price will participate in the Company's Long-Term Incentive Plan (“LTIP”). During each year of his employment, it is expected that Mr. Price will be granted a target annual award opportunity of 100% of his annual base salary, payable in the form of common shares or their equivalent, on the fifth anniversary of the award date if the Company achieves certain performance objectives (“LTIP Award”). The Compensation Committee of the Board in its sole discretion will determine the actual amount of any LTIP Award, as well as the terms and conditions of such LTIP Award. In March 2005, Mr. Price received an LTIP Award with a range of 0% to 200% of base salary and a target of 100% of base salary, the payout of which will be based on average return on equity over the five-year period of such LTIP Award.
     Pursuant to the Letter Agreement, Mr. Price is eligible to receive benefits pursuant to the employee benefit plans that are generally available to senior executives of the Company, subject to the terms and conditions of such plans. Mr. Price is entitled to be reimbursed by the Company for up to $50,000 of reasonable costs and expenses during the first year of his relocation to Bermuda. The Company will also reimburse him and his family for first class round trip air travel to the United States on up to four occasions per annum, and he receives a housing and living allowance of $25,000 per month and a car allowance of $700 per month.

     If Mr. Price’s employment is terminated by the Company without “cause” or by Mr. Price for “good reason” (each as defined in the Letter Agreement), he will receive a payment equal to one year’s base salary and target bonus and any base salary or other amounts accrued and owing through the date of termination, provided that Mr. Price executes a release of claims. Any restricted share units, long- term incentive plan awards, and the Restricted Shares will vest in accordance with their respective terms. If Mr. Price’s employment is terminated by the Company for cause or by Mr. Price other than for good reason, he will receive no further payments, compensation or benefits under the employment agreement (other than amounts accrued prior to termination).
     During Mr. Price’s employment and for fifteen months thereafter, Mr. Price is not permitted to be employed by, or to own, manage, operate or control, or serve as a director of any entity which is primarily engaged in the reinsurance business, except that Mr. Price is not prohibited from owning less than 2% of any publicly traded corporation. Mr. Price is also subject to certain confidentiality and non-solicitation provisions under the employment agreement.
     Until June 8, 2005, the Company was a party to an investment management agreement with Alliance Capital Management L.P. (“Alliance”), pursuant to which Alliance provided investment advisory services to the Company. The Company paid fees to Alliance for these services, based on the amount of the Company’s assets managed by Alliance, of $1,181,364 and $2,248,000 for the years 2005 through the date of termination of the agreements and 2004, respectively. Until May 2005, Mr. Price’s wife was a Senior Vice President at AllianceBernstein Institutional Investment Management, a unit of Alliance.
     A press release announcing these appointments is attached hereto as Exhibit 99.3.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit 10.1	Amended Employment Agreement dated October 27, 2005, amending and restating the Employment Agreement between the Company and Gregory E.A. Morrison dated June 20, 2003, as amended on January 7, 2004

Exhibit 10.2	Amended Letter Agreement dated October 27, 2005, amending and restating the Letter Agreement between the Company and Steven H. Newman dated March 1, 2002, as amended on June 14, 2002

Exhibit 10.3	Amended Consulting Agreement dated October 27, 2005, amending and restating the Consulting Agreement among Platinum US, Steven H. Newman and SHN dated March 1, 2002, as amended on March 12, 2004 and April 27, 2005

Exhibit 99.1	Press release dated October 27, 2005 reporting financial results as of and for the quarter ended September 30, 2005

Exhibit 99.2	Financial Supplement

Exhibit 99.3	Press release dated October 27, 2005 reporting certain senior management and director appointments

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM UNDERWRITERS HOLDINGS, LTD.

	By:	/s/ Michael E. Lombardozzi

Michael E. Lombardozzi Executive Vice President, General Counsel and Chief Administrative Officer

Date: October 28, 2005

Exhibit Index

Exhibit Number	Description
Exhibit 10.1	Amended Employment Agreement dated October 27, 2005, amending and restating the Employment Agreement between the Company and Gregory E.A. Morrison dated June 20, 2003, as amended on January 7, 2004

Exhibit 10.2	Amended Letter Agreement dated October 27, 2005, amending and restating the Letter Agreement between the Company and Steven H. Newman dated March 1, 2002, as amended on June 14, 2002

Exhibit 10.3	Amended Consulting Agreement dated October 27, 2005, amending and restating the Consulting Agreement among Platinum US, Steven H. Newman and SHN dated March 1, 2002, as amended on March 12, 2004 and April 27, 2005

Exhibit 99.1	Press release dated October 27, 2005 reporting financial results as of and for the quarter ended September 30, 2005

Exhibit 99.2	Financial Supplement

Exhibit 99.3	Press release dated October 27, 2005 reporting certain senior management and director appointments